SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report: November 24, 2003

Commission File Number: 1-10711

WORLDWIDE RESTAURANT CONCEPTS, INC.

(Exact name of Registrant as specified in its charter)

DELAWARE	95-4307254
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

15301 VENTURA BLVD., BUILDING B, SUITE 300 SHERMAN OAKS, CA 91403 (Address of principal executive offices)

(818) 662-9800 (Registrant’s telephone number, including area code)

NOT APPLICABLE (Former name or former address, if changed since last report)

ITEM 7(c). EXHIBITS

99.1 Press release dated November 24, 2003.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On November 24, 2003, Worldwide Restaurant Concepts, Inc. issued a press release announcing its financial results for the second fiscal quarter ended October 12, 2003. A copy of the release is attached as Exhibit 99.1 and incorporated by reference herein.

This Report on Form 8-K is being furnished pursuant to Item 12, Results of Operations and Financial Condition. The information furnished is not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the filing under the Securities Act of 1933, as amended.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

WORLDWIDE RESTAURANT CONCEPTS, INC

Date: November 24, 2003	By: /s/ A. Keith Wall A. Keith Wall Vice President and CFO

INDEX TO EXHIBITS

EXHIBIT NUMBER	DESCRIPTION

99.1	PRESS RELEASE DATED November 24, 2003.